VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT

DECEMBER 31, 2023

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Monarch Life Insurance Company and the Policyowners of Variable Account B of Monarch Life Insurance Company:

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the divisions of Variable Account B of Monarch Life Insurance Company indicated in the table below as of December 31, 2023, and the related statements of operations and changes in net assets for each of the periods indicated in the table below (other than Core Bond Fund, which only includes a statement of operations and changes in net assets for the period January 1, 2022 to April 29, 2022 (date of merger)), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of Variable Account B of Monarch Life Insurance Company (other than Core Bond Fund) as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

U.S. Government Money Fund (1)

Core Bond Fund (2)

Discovery Mid Cap Growth Fund (1)

Capital Appreciation Fund (1)

Conservative Balanced Fund (1)

Global Strategic Income Fund (1)

Core Plus Bond Fund (3)

(1)	Statement of operations and changes in net assets for the years ended December 31, 2023 and 2022.
(2)	Statement of operations and changes in net assets for the period January 1, 2022 to April 29, 2022 (date of merger).
(3)	Statement of operations and changes in net assets for the year ended December 31, 2023, and the period April 29, 2022 (commencement of operations) to December 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Monarch Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the Variable Account B of Monarch Life Insurance Company based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the Variable Account B of Monarch Life Insurance Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

PricewaterhouseCoopers LLP, CITYPLACE I, 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103-3404

T: (860) 241 7000, www.pwc.com/us

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the transfer agent of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

May 24, 2024

We have served as the auditor of one or more of the divisions of Variable Account B of Monarch Life Insurance Company since 1991.

2

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF NET ASSETS

AT DECEMEBR 31, 2023

Division	Cost	Number of Shares	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
U.S. Government Money Fund	$2,196,984	2,196,984	$1.00	$2,196,984	$—	$(38,746)	$2,158,238
Discovery Mid Cap Growth Fund	9,324,283	126,963	62.81	7,974,527	—	(56,638)	7,917,889
Capital Appreciation Fund	16,845,999	358,575	47.07	16,878,132	—	(120,953)	16,757,179
Conservative Balanced Fund	10,526,756	697,968	15.36	10,720,784	—	(163,429)	10,557,355
Global Strategic Income Fund	360,680	72,988	4.29	313,118	—	(2,623)	310,495
Core Plus Bond Fund	958,206	163,524	5.74	938,629	—	(3,439)	935,190

The accompanying notes are an integral part of these financial statements.

3

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2023

	U.S. Government Money Fund Division	Core Plus Bond Fund Division	Discovery Mid Cap Growth Fund Division	Capital Appreciation Fund Division	Conservative Balanced Fund Division	Global Strategic Income Fund Division
Investment Income:
Dividends	$116,261	$23,894	$—	$—	$197,547	—
Expenses:
Risk Charges and Administrative Expenses	(15,970)	(5,623)	(48,158)	(98,990)	(76,023)	(1,834)
Transaction Charges	—	—	—	—	—	—

Net Investment Income (Loss)	100,291	18,271	(48,158)	(98,990)	121,524	(1,834)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	—	(1,776)	(278,832)	(651,243)	4,908	(5,569)
Net Unrealized Gains	—	32,615	1,241,950	5,333,428	1,166,002	31,580
Capital Gain Distributions	—	—	—	—	—	—

Net Gains	—	30,839	963,118	4,682,185	1,170,910	26,011

Net Increase in Net Assets
Resulting from Operations	100,291	49,110	914,960	4,583,195	1,292,434	24,177

Transfers of Net Premiums	—	—	—	—	—	—
Transfers of Policy Loading, Net	—	—	—	—	—	—
Transfers Due to Deaths	(334,758)	5,956	(404,596)	(1,226,502)	(2,296,597)	20,606
Transfers Due to Other Terminations	(20,537)	535	(85,976)	(444,913)	(703,979)	127
Transfers Due to Policy Loans	95,268	529	78,568	79,904	27,741	3,424
Transfers of Cost of Insurance	(101,143)	(22,142)	(168,592)	(337,449)	(253,807)	(14,009)
Transfers of Net Loan Cost	(14,155)	(783)	(18,078)	(24,687)	(19,561)	(915)
Transfers Among Investment Divisions	(152,650)	(55)	(5,745)	143,997	13,600	852

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(527,975)	(15,960)	(604,419)	(1,809,650)	(3,232,602)	10,085

Total Increase (Decrease) in Net Assets	(427,684)	33,150	310,541	2,773,545	(1,940,168)	34,262
Net Assets - Beginning of Year	2,585,922	$902,040	$7,607,348	$13,983,634	$12,497,523	276,233

Net Assets - End of Year	$2,158,238	$935,190	$7,917,889	$16,757,179	$10,557,355	310,495

The accompanying notes are an integral part of these financial statements.

4

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2022

	U.S. Government Money Fund Division	Core Bond Fund Division*	Discovery Mid Cap Growth Fund Division	Capital Appreciation Fund Division	Conservative Balanced Fund Division	Global Strategic Income Fund Division	Core Plus Bond Fund Division**
Investment Income:
Dividends	$30,095	$34,897	$—	$—	$188,758	$—	$5,466
Expenses:
Risk Charges and Administrative Expenses	(15,642)	(2,180)	(54,679)	(104,787)	(86,642)	(1,938)	(3,989)
Transaction Charges	—	—	—	—	—	—	—

Net Investment Income (Loss)	14,453	32,717	(54,679)	(104,787)	102,116	(1,938)	1,477

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	—	(182,098)	242,075	288,675	148,952	(33,470)	(3,676)
Net Unrealized Gains (Losses)	—	33,927	(6,403,704)	(12,534,609)	(4,066,728)	(8,493)	(52,192)
Capital Gain Distributions	—	—	2,395,009	5,695,966	1,028,566	—	593

Net Losses	—	(148,171)	(3,766,620)	(6,549,968)	(2,889,210)	(41,963)	(55,275)

Net Increase (Decrease) in Net Assets
Resulting from Operations	14,453	(115,454)	(3,821,299)	(6,654,755)	(2,787,094)	(43,901)	(53,798)

Transfers of Net Premiums	—	—	—	—	—	—	—
Transfers of Policy Loading, Net	—	—	—	—	—	—	—
Transfers Due to Deaths	(95,619)	(9,667)	(548,996)	(232,955)	(730,589)	(116,184)	(66,536)
Transfers Due to Other Terminations	416	238	27,474	(214)	(330,066)	(67)	61
Transfers Due to Policy Loans	71,008	—	(3,946)	53,467	88,295	2,906	272
Transfers of Cost of Insurance	(107,697)	(6,744)	(202,307)	(378,775)	(291,057)	(16,055)	(16,206)
Transfers of Net Loan Cost	(17,011)	386	(18,857)	(25,237)	(22,680)	(2,491)	(991)
Transfers Among Investment Divisions	372,737	(1,042,012)	(191,526)	(264,581)	86,996	(852)	1,039,238

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	223,834	(1,057,799)	(938,158)	(848,295)	(1,199,101)	(132,743)	955,838

Total Increase (Decrease) in Net Assets	238,287	(1,173,253)	(4,759,457)	(7,503,050)	(3,986,195)	(176,644)	902,040
Net Assets - Beginning of Year	2,347,635	1,173,253	12,366,805	21,486,684	16,483,718	452,877	—

Net Assets - End of Year	$2,585,922	$—	$7,607,348	$13,983,634	$12,497,523	$276,233	$902,040

*	The activities for this Division are for the period from January 1, 2022 to April 29, 2022. Refer to Note 1 for details on merged divisions.
**	The activities for this Division are for the period from April 29, 2022 to December 31, 2022. Refer to Note 1 for details on merged divisions.

The accompanying notes are an integral part of these financial statements.

5

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2023

NOTE 1-ORGANIZATION

Variable Account B of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act). Each of the six investment divisions of the Account are invested solely in the shares of six corresponding separate funds of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Funds), an open-end series management investment company registered under the 1940 Act. The Funds’ investment advisor is Invesco Advisers, Inc.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account. The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes. For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account. This allocated policy loading is subtracted from that policyowner’s investment base in installments during subsequent policy years.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked, or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Monarch Life, as well as other life insurance companies, perform annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of their reserves.

In February 2021, the Society of Actuaries (SOA) released an “Analysis of Claim Termination Experience from 2006 to 2014” which was revised in August 2021 (the Analysis). Monarch Life’s Appointed Actuary at that time, Kimberly M. Steiner of Willis Towers Watson (WTW), advised that implementation of the Analysis as part of Monarch Life’s cash flow testing would require significant reserve strengthening based on estimates using prior year-end data and assumptions. Monarch Life requested WTW to consider using the methodologies used in prior years rather than implementing the assumptions from the Analysis given the recency of the publication of the Analysis and Monarch Life’s desire to more fully evaluate its impact and applicability to Monarch Life’s policies. Based on past experience studies, management’s position is that their policies and experience more closely aligns with the data in the 2013 IDI Basic table, not the Analysis. However, in February 2022, WTW informed Monarch Life that they had determined that the Analysis would need to be implemented for year-end 2021 cash flow testing. WTW provided a brief overview of the Analysis and its implementation for Monarch Life which indicated reserve strengthening of $25 million would be required. The amount of strengthening is large relative to Monarch Life’s current net disability income claim reserve of $140.4 million; an increase of approximately 17.8%. Monarch Life did not make any reserve strengthening adjustments relative to the Analysis in its 2021 Annual Statement. WTW then issued an adverse statement of actuarial opinion, and Monarch Life informed the Massachusetts Division of Insurance of this actuarial opinion.

6

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2023

NOTE 1-ORGANIZATION (continued)

The Massachusetts Commissioner of Insurance, as Rehabilitator of Monarch Life, subsequently engaged Milliman, Inc.(Milliman), to conduct a review of Monarch Life’s individual disability income business with a focus on the new experience study released by the SOA in 2021. Given the importance of the matter, Monarch Life management and the Rehabilitator determined that a second review was appropriate before making such a significant reserve adjustment. Milliman was retained in March 2022, initially, to assess the adequacy of Monarch Life’s disability income reserves at December 31, 2021. This involved a detailed actuarial review of the statutory reserves supporting the Monarch Life disability income block at December 31, 2021, with emphasis on claim termination rates and the applicability of the Analysis. Milliman was engaged with the express understanding that it would be given any information it wished, a mandate to do whatever work it deemed necessary, and with no expectation as to its ultimate conclusions. Milliman completed an independent experience analysis of claim termination rates for Monarch Life’s disability income business reflecting experience from January 1, 2007 through December 31, 2021, and performed additional retrospective testing. Milliman ultimately determined in May 2022 that the reserve basis used by Monarch Life for its disability income business was reasonable and adoption of the claim termination rates included in the Analysis was not required. Rather, Milliman and management determined that Monarch Life’s experience was credible and more closely aligns with the data within the 2013 IDI Basic table. This information was also shared with WTW.

Milliman was then engaged in June 2022 to do a full independent assessment concerning all of Monarch Life’s statutory reserves at December 31, 2021. On August 31, 2022, Monarch Life notified the Massachusetts Division of Insurance that Kimberly M. Steiner of WTW was terminated as the Appointed Actuary, and Andrew H. Dalton of Milliman was appointed as Appointed Actuary of Monarch Life. This change in appointed actuaries was due to the difference in professional opinion regarding the applicability of the Analysis, and the above described work and conclusions that Monarch Life’s experience more closely aligns with the data in the 2013 IDI Basic table. Milliman completed their independent review and issued an unqualified actuarial opinion in September 2022 (on the reserve balance as of December 31, 2021). On June 1, 2023 and February 28, 2024, Milliman issued an unqualified opinion on Monarch Life’s reserves for the year ended December 31, 2022 and December 31, 2023, respectively.

Management has recorded its best estimate of loss reserves within Monarch Life’s financial statements based on current known facts and circumstances. While management believes this estimate to be reasonable, there exists significant uncertainty inherent in the estimation of loss reserves, and ultimate results may differ materially from these estimates which could have an adverse impact on Monarch Life’s results and financial condition. Factors contributing to the uncertainty includes the ability to achieve expense reductions, deviation from historical termination rates and volatility in the run-off of disability income and variable life businesses, adverse persistency, morbidity and mortality, along with a prolonged period of low interest rates.

If Monarch Life’s financial results prove worse than those estimated in their cash flow testing projections, the Rehabilitator could, among other things, propose a plan of rehabilitation that would modify Monarch Life’s insurance obligations. If circumstances made such a plan not feasible (reasonably expected to return Monarch Life to solvency) then liquidation, and the consequent triggering of the insurer guaranty association system, is also possible. (Monarch Life has sought to secure its obligations to variable life policyholders through the combined effect of the Separate Accounts and a court-approved escrow account. Monarch Life therefore expects that there would be no adverse impact on variable life policyholders due to a plan of rehabilitation or liquidation.)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

Effective April 29, 2022, Core Bond Fund merged into Core Plus Bond Fund.

7

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2023

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Funds are valued at fair value, which is the reported net asset value per share of the respective Funds each day that the New York Stock Exchange is open. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds, and are recorded as income by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT: At December 31, 2023, all of the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2023 are shown below:

	Purchases	Sales
U.S. Government Money Fund	$4,060,556	$4,495,564
Core Plus Bond Fund	24,319	33,307
Discovery Mid Cap Growth Fund	65,146	808,826
Capital Appreciation Fund	70,036	2,001,126
Conservative Balanced Fund	215,668	3,366,794
Global Strategic Income Fund	3,094	17,675

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks. The daily charge varies by policy form and is currently equal to a rate of .50% to .75% (on an annual basis) of the policyowners’ investment base.

8

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2023

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, are shown below:

	2023			2022
	Issued	Redeemed	Net (Decrease)	Issued	Redeemed	Net Increase (Decrease)
U.S. Government Money Fund Division	148,466	(168,094)	(19,628)	86,556	(78,281)	8,275
Core Bond Fund Division	—	—	—	—	(22,099)	(22,099)
Core Plus Bond Fund Division	47	(2,911)	(2,864)	105,069	(7,879)	97,190
Discovery Mid Cap Growth Fund Division	302	(3,479)	(3,177)	307	(4,013)	(3,706)
Capital Appreciation Fund Division	225	(5,879)	(5,654)	1,298	(4,199)	(2,901)
Conservative Balanced Fund Division	241	(39,795)	(39,554)	926	(14,014)	(13,088)
Global Strategic Income Fund Division	293	(1,508)	(1,215)	186	(10,420)	(10,234)

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50. Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowner’s who reallocate investment base more than five times a year. These fees (if applicable) would be deducted from a policyowner’s investment base.

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%. A policyowner’s investment base is reduced by the net loan cost.

9

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2023

NOTE 7-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2023, 2022, 2021, 2020, and 2019 consists of the following:

	At December 31,					For the year ended December 31,
	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base** Lowest to Highest			Total Return*** Lowest to Highest
2023
U.S. Government Money Fund Division	82,246	$25.41	to	$28.02	$2,196,984	4.46%	.50%	to	.75%	3.76%	to	4.02%
Discovery Mid Cap Gr Fund Division	33,917	224.73	to	246.93	7,974,527	0.00%	.50%	to	.75%	12.31%	to	12.59%
Capital Appreciation Fund Division	45,981	352.75	to	388.95	16,878,131	0.00%	.50%	to	.75%	34.37%	to	34.70%
Conservative Balanced Fund Division	122,932	83.63	to	91.78	10,720,784	1.63%	.50%	to	.75%	11.77%	to	12.04%
Global Strategic Income Fund Division	28,388	10.85	to	11.16	313,118	0.00%	.50%	to	.75%	8.07%	to	8.34%
Core Plus Bond Fund Division	94,326	9.93	to	9.97	938,629	2.61%	.50%	to	.75%	5.41%	to	5.61%
2022
U.S. Government Money Fund Division	101,874	$24.49	to	$26.73	$2,631,991	1.19%	.50%	to	.75%	0.51%	to	0.76%
Discovery Mid Cap Gr Fund Division	37,094	200.09	to	219.32	7,755,090	0.00%	.50%	to	.75%	(31.50%)	to	(31.32%)
Capital Appreciation Fund Division	51,635	262.52	to	288.74	14,127,036	0.00%	.50%	to	.75%	(31.30%)	to	(31.13%)
Conservative Balanced Fund Division	162,486	74.83	to	81.92	12,700,999	1.36%	.50%	to	.75%	(17.47%)	to	(17.27%)
Global Strategic Income Fund Division	29,603	10.04	to	10.30	301,688	0.00%	.50%	to	.75%	(12.12%)	to	(11.90%)
Core Plus Bond Fund Division	97,190	9.42	to	9.44	916,778	0.57%	.50%	to	.75%	(5.76%)	to	(5.60	%) †
2021
U.S. Government Money Fund Division	93,599	$24.36	to	$26.73	$2,387,677	0.01%	.50%	to	.75%	(0.74%)	to	(0.49%)
Core Bond Fund Division	22,009	51.05	to	56.01	1,181,678	2.09%	.50%	to	.75%	(2.38%)	to	(2.14%)
Discovery Mid Cap Gr Fund Division	40,800	292.09	to	319.36	12,445,777	0.00%	.50%	to	.75%	18.21%	to	18.51%
Capital Appreciation Fund Division	54,536	382.11	to	419.24	21,707,675	0.00%	.50%	to	.75%	21.66%	to	21.96%
Conservative Balanced Fund Division	175,574	90.67	to	99.01	16,610,694	1.49%	.50%	to	.75%	9.81%	to	10.08%
Global Strategic Income Fund Division	39,837	11.43	to	11.69	461,342	4.67%	.50%	to	.75%	(4.13%)	to	(3.89%)
2020
Government Money Fund Division	98,814	$24.55	to	$26.86	$2,535,374	0.21%	.50%	to	.75%	(0.52%)	to	(0.28%)
Total Return Bond Fund Division	23,022	52.30	to	57.23	1,264,507	3.02%	.50%	to	.75%	8.89%	to	9.16%
Discovery Mid Cap Gr Fund Division	48,601	247.09	to	269.49	12,537,477	0.04%	.50%	to	.75%	39.64%	to	39.99%
Capital Appreciation Fund Division	58,770	314.09	to	343.75	19,219,097	0.00%	.50%	to	.75%	35.57%	to	35.91%
Conservative Balanced Fund Division	187,078	82.57	to	89.95	16,105,835	2.03%	.50%	to	.75%	14.00%	to	14.28%
Global Strategic Income Fund Division	43,423	11.92	to	12.17	523,669	5.79%	.50%	to	.75%	2.63%	to	2.89%
2019
Government Money Fund Division	108,922	$24.67	to	$26.94	$2,790,012	1.69%	.50%	to	.75%	0.95%	to	1.20%
Total Return Bond Fund Division	25,236	48.03	to	52.43	1,270,586	3.34%	.50%	to	.75%	8.71%	to	8.98%
Discovery Mid Cap Gr Fund Division	52,495	176.94	to	192.51	9,680,965	0.00%	.50%	to	.75%	38.33%	to	38.67%
Capital Appreciation Fund Division	64,658	231.68	to	252.93	15,566,726	0.06%	.50%	to	.75%	35.18%	to	35.52%
Conservative Balanced Fund Division	206,074	72.43	to	78.70	15,542,739	2.24%	.50%	to	.75%	16.64%	to	16.93%
Global Strategic Income Fund Division	49,395	11.61	to	11.82	579,604	3.67%	.50%	to	.75%	9.98%	to	10.25%

10

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2023

NOTE 7-POLICYOWNERS’ INVESTMENT BASE (continued)

*

These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**

These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***

These ratios represent the total return of the Account’s divisions. These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

†	Core Plus Bond Division Returns for period of 4/28/22-12/31/22.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10-SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2023 which require recognition or disclosure in the financial statements.

11

51260 05/2024

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of

Regal Reinsurance Company)

AUDITED STATUTORY BASIS FINANCIAL STATEMENTS

and Supplemental Schedules

as of December 31, 2023 and 2022

and for each of the three years ended December 31, 2023

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of

Regal Reinsurance Company)

TABLE OF CONTENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

Page(s)

Report of Independent Auditors	1-3

Statutory Basis Statements of Admitted Assets, Liabilities, Capital Stock and Surplus	4

Statutory Basis Statements of Operations, Capital and Surplus	5

Statutory Basis Statements of Cash Flows	6

Notes to Statutory Basis Financial Statements	7-44

Supplemental Schedules:
Schedule 1 - Selected Financial Data	45-47
Schedule 2 - Investment Risk Interrogatories	48-50
Schedule 3 - Summary Investment Schedule	51
Schedule 4 - Reinsurance Disclosure Schedule	52-53

Report of Independent Auditors

To the Board of Directors of Monarch Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Monarch Life Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, capital stock and surplus as of December 31, 2023 and 2022, and the related statutory basis statements of operations, capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital stock and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America although not reasonably determinable, are presumed to be material.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the Company is currently in receivership, and the Rehabilitator could, among other things, propose a plan of rehabilitation that would modify the Company’s insurance obligations. Our opinion is not modified in respect to this matter.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103

T: (860) 241 7000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental summary investment schedule, schedule of investment risk interrogatories, schedule of reinsurance disclosures and schedule of selected financial data (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2023 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

May 24, 2024

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of Regal Reinsurance Company)

STATUTORY BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES,

CAPITAL STOCK AND SURPLUS

(in thousands, except per share amounts)

December 31,

	2023	2022
Admitted assets
Cash and invested assets
Bonds	$297,032	$309,289
Other invested assets	—	249
Policy loans	41,384	50,227
Cash and short-term investments	5,367	5,371

Total cash and invested assets	343,783	365,136
Accrued investment income	5,196	5,639
Recoverable from reinsurers	2,916	4,256
Deferred and uncollected premiums	(35)	(157)
Other admitted assets	23	39
Separate account assets	190,853	173,307

Total admitted assets	$542,736	$548,220

Liabilities
Reserves for life, annuity and accident and health policies	$348,891	$371,768
Policy and contract claims	3,278	3,412
Premiums received in advance	33	45
Interest maintenance reserve (IMR)	—	—
Accrued general expenses, commissions, and taxes, licenses and fees	1,528	1,436
Net transfers from separate accounts	(2,650)	(2,776)
Asset valuation reserve (AVR)	—	—
Other liabilities	495	152
Separate account liabilities	190,853	173,307

Total liabilities	542,428	547,344

Capital stock and surplus
Capital stock, par value $1.00 per share:
Authorized - 7,008,600 shares
Issued and outstanding - 6,007,730 shares	6,008	6,008
Surplus notes	1,500	1,500
Paid-in and contributed surplus	34,887	34,887
Unassigned surplus	(42,087)	(41,519)

Total capital stock and surplus	308	876

Total liabilities, capital stock and surplus	$542,736	$548,220

The accompanying notes are an integral part of these statutory basis financial statements.

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of Regal Reinsurance Company)

STATUTORY BASIS STATEMENTS OF OPERATIONS, CAPITAL AND SURPLUS

(in thousands)

For the years ended December 31,

	2023	2022	2021
Income
Premiums, net of reinsurance	$962	$1,251	$1,554
Net investment income (including IMR amortization)	18,795	20,027	22,745
Commissions & expense allowances on reinsurance ceded	417	520	694
Separate account charges	1,603	1,710	1,977

Total income	21,777	23,508	26,970

Current and future benefits
Death benefits and matured endowments	15,856	10,780	11,752
Annuity benefits and payments on supplementary contracts	12,090	12,655	12,343
Disability and accident and health benefits	17,285	18,107	19,507
Surrender benefits	10,919	5,800	7,023
Interest and adjustments on policy and contract funds	(4,154)	600	647
Decrease in reserves for life, accident and health and other policies, net of reinsurance	(18,122)	(3,241)	(10,153)

Total current and future benefits	33,874	44,701	41,119

Operating expenses
Commissions	88	110	150
General insurance expenses	5,484	5,608	5,014
Insurance taxes, licenses and fees	356	355	399
Other	2	(109)	10

Total operating expenses	5,930	5,964	5,573

Net transfers from separate accounts	(18,091)	(13,773)	(18,322)

Operating gain (loss) before federal income taxes	64	(13,384)	(1,400)
Federal income tax	—	—	(5,850)

Operating gain (loss)	64	(13,384)	4,450
Net realized capital gain (loss), net of income taxes and amounts transferred to IMR	—	—	—

Net gain (loss)	64	(13,384)	4,450
Change in non-admitted assets	(0)	0	490
Change in AVR	41	(190)	34
Change in surplus due to permitted accounting practices	(543)	8,580	—
Change in prior years expense accrual	(126)	—	—
Other changes, net	(4)	(8)	5

Net increase (decrease) in capital and surplus	(568)	(5,002)	4,979
Capital and surplus, beginning of year	876	5,878	899

Capital and surplus, end of year	$308	$876	$5,878

The accompanying notes are an integral part of these statutory basis financial statements.

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of Regal Reinsurance Company)

STATUTORY BASIS STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2023	2022	2021
Cash flows from operations:
Insurance income	$830	$1,264	$1,380
Net investment income	19,044	20,035	22,452
Other income	2,091	2,271	2,686
Benefits paid	(55,101)	(47,522)	(49,533)
Commissions and operating expenses paid	(5,923)	(5,787)	(5,694)
Net transfers from separate accounts	18,181	13,634	18,061
Federal income taxes recovered	—	—	2,194

Net cash used in operations	(20,878)	(16,105)	(8,454)

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	15,831	26,443	26,349
Mortgage loans	—	—	—
Other invested assets	249	16	16
Cost of investments acquired:
Bonds	(3,800)	(12,534)	(17,190)
Other invested assets	—	—	—
Net decrease in policy loans	8,843	806	834

Net cash provided by investing activities	21,123	14,731	10,009
Cash flows from financing activities:
Net payments on deposit-type contracts and other insurance liabilities	(433)	(277)	(604)
Other cash provided (applied)	184	(200)	781

Net cash flows provided (used) in financing activities	(249)	(477)	177

Net increase (decrease) in cash and short-term investments	(4)	(1,851)	1,733
Cash and short-term investments:
Beginning of year	5,371	7,222	5,489

End of year	$5,367	$5,371	$7,222

The accompanying notes are an integral part of these statutory basis financial statements.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 1-ORGANIZATION AND BUSINESS

Monarch Life Insurance Company (Monarch Life) was incorporated in 1901 and is domiciled in Massachusetts. Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re), formerly Monarch Capital Corporation (Monarch Capital). On September 23, 1992, pursuant to a reorganization under Chapter 11 of the Federal Bankruptcy Code, Monarch Capital was reorganized and emerged from bankruptcy as a Massachusetts reinsurer, Regal Re. Regal Re is owned by Monarch Capital’s pre-bankruptcy secured and unsecured creditors.

On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).

A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Regal Re and Monarch Life in the Commissioner.

Some state insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Actuarial Opinion / Appointed Actuary

Monarch Life, as well as other life insurance companies, performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of their reserves.

In February 2021, the Society of Actuaries (SOA) released an “Analysis of Claim Termination Experience from 2006 to 2014” which was revised in August 2021 (the Analysis). Monarch Life’s Appointed Actuary at that time, Kimberly M. Steiner of Willis Towers Watson (WTW), advised that implementation of the Analysis as part of Monarch Life’s cash flow testing would require significant reserve strengthening based on estimates using prior year-end data and assumptions. Monarch Life requested WTW to consider using the methodologies used in prior years rather than implementing the assumptions from the Analysis given the recency of the publication of the Analysis and Monarch Life’s desire to more fully evaluate its impact and applicability to Monarch Life’s policies. Based on past experience studies, management’s position is that their policies and experience more closely aligns with the data in the 2013 IDI Basic table, not the Analysis. However, in February 2022, WTW informed Monarch Life that they had determined that the Analysis would need to be implemented for year-end 2021 cash flow testing. WTW provided a brief overview of the Analysis and its implementation for Monarch Life which indicated reserve strengthening of $25 million would be required. The amount of strengthening is large relative to Monarch Life’s current net disability income claim reserve of $140.4 million; an increase of approximately 17.8%. Monarch Life did not make any reserve strengthening adjustments relative to the Analysis in its 2021 Annual Statement. WTW then issued an adverse statement of actuarial opinion, and Monarch Life informed the Massachusetts Division of Insurance of this actuarial opinion.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 1-ORGANIZATION AND BUSINESS-continued

The Massachusetts Commissioner of Insurance, as Rehabilitator of Monarch Life, subsequently engaged Milliman, Inc.(Milliman), to conduct a review of Monarch Life’s individual disability income business with a focus on the new experience study released by the SOA in 2021. Given the importance of the matter, Monarch Life management and the Rehabilitator determined that a second review was appropriate before making such a significant reserve adjustment. Milliman was retained in March 2022, initially, to assess the adequacy of Monarch Life’s disability income reserves at December 31, 2021. This involved a detailed actuarial review of the statutory reserves supporting the Monarch Life disability income block at December 31, 2021, with emphasis on claim termination rates and the applicability of the Analysis. Milliman was engaged with the express understanding that it would be given any information it wished, a mandate to do whatever work it deemed necessary, and with no expectation as to its ultimate conclusions. Milliman completed an independent experience analysis of claim termination rates for Monarch Life’s disability income business reflecting experience from January 1, 2007 through December 31, 2021, and performed additional retrospective testing. Milliman ultimately determined in May 2022 that the reserve basis used by Monarch Life for its disability income business was reasonable and adoption of the claim termination rates included in the Analysis was not required. Rather, Milliman and management determined that Monarch Life’s experience was credible and more closely aligns with the data within the 2013 IDI Basic table. This information was also shared with WTW.

Milliman was then engaged in June 2022 to do a full independent assessment concerning all of Monarch Life’s statutory reserves at December 31, 2021. On August 31, 2022, Monarch Life notified the Massachusetts Division of Insurance that Kimberly M. Steiner of WTW was terminated as the Appointed Actuary, and Andrew H. Dalton of Milliman was appointed as Appointed Actuary of Monarch Life. This change in appointed actuaries was due to the difference in professional opinion regarding the applicability of the Analysis, and the above described work and conclusions that Monarch Life’s experience more closely aligns with the data in the 2013 IDI Basic table. Milliman completed their independent review and issued an unqualified actuarial opinion in September 2022 (on reserve balances as of December 31, 2021).

On June 1, 2023 and February 28, 2024, Milliman issued an unqualified opinion on Monarch Life’s reserves for year ended December 31, 2022 and December 31, 2023, respectively.

Reserve Estimates

Management has recorded its best estimate of loss reserves based on current known facts and circumstances. While management believes this estimate to be reasonable, there exists significant uncertainty inherent in the estimation of loss reserves, and ultimate results may differ materially from these estimates which could have an adverse impact on Monarch Life’s results and financial condition. Factors contributing to the uncertainty includes Monarch Life’s ability to achieve expense reductions as contemplated in its business plan (as detailed below), deviation from historical termination rates and volatility in the run-off of Monarch Life’s disability income and variable life businesses, adverse persistency, morbidity and mortality, along with a prolonged period of low interest rates.

Business Plan

Monarch Life’s business plan calls for the continuation of efforts to further stabilize the financial condition of Monarch Life and to effectively manage Monarch Life’s existing blocks of inforce business. The major operating strategies will continue to be focused on disability income insurance claims, general operating expenses, and management of the investment portfolio.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 1-ORGANIZATION AND BUSINESS-continued

Risks Inherent in the Business Plan

Management believes certain events and conditions that could be adverse to Monarch Life have been adequately considered in developing reserve estimates and preparing the business plan. However, there are a number of risks that are beyond management’s control which would impair management’s ability to successfully manage its run-off blocks and implement the business plan, including the following:

(1)	Disability Income Insurance Business

Monarch Life has experienced losses from its disability income insurance operations in most years. Monarch Life no longer writes new business and is in a run-off mode. Expense levels, persistency, and loss ratios are expected to exhibit continuing volatility. Monarch Life has strengthened its disability income insurance claim reserves several times in recent years. However, it is difficult to determine the ultimate losses resulting from underpricing, liberal underwriting, and optimistic investment assumptions used at the time the policies were written.

(2)	Persistency, Morbidity and Mortality

Management may be unable to maintain or improve persistency, claim ratios, and operating results in the disability income insurance business. Should poor persistency or mortality in the variable life insurance business develop, anticipated profits from this line of business could be adversely impacted.

(3)	Interest Rates

Except for a small amount of deferred annuity business, Monarch Life’s policy liabilities are relatively insensitive to interest rate changes and are not exposed to such risks as disintermediation. However, given the difficulty in matching the extremely long duration of some of these liabilities, reinvestment risk associated with a low interest rate environment will continue to be a concern as proceeds are received and reinvested to match these longer duration liabilities. More recently, while interest rates have returned to higher levels, thereby reducing reinvestment risk, management continues to have exposure to losses in their portfolio due to market volatility and rising interest rates, which could be realized to the extent cash outflows continue to exceed inflows.

(4)	Expenses

Monarch Life has managed expenses and unit costs by continuously reevaluating its internal processes and activities, as well as its relationships with outside service providers and costs related to other vendors. Management has kept annual expense levels relatively stable, in part by strategic personnel reductions and compensation modifications. Beginning in April 2011, management implemented an across-the-board decrease in salaries and suspensions of certain employee benefits. Management plans to implement additional expense reductions that will substantially reduce ongoing maintenance costs. These maintenance expense reductions may be achieved through third-party administration of the business, other outsourcing efforts, or internal restructuring. However, Monarch Life remains subject to increasing inflationary and other economic pressures that continue to challenge its ability to sustain meaningful economies of scale and it may be unable to achieve reduced unit cost and expense levels.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 1-ORGANIZATION AND BUSINESS-continued

(5)	Assets

Monarch Life invests the majority of its general account assets in investment grade corporate bonds. Although credit risk is relatively low for this asset class, rating downgrades and defaults are possible which could have a material impact on results. Additionally, Monarch Life has a portion of its bond portfolio invested in structured mortgage-backed securities. During an extended period of low interest rates, cash flows may be received sooner than expected and reinvestment risks associated with a low interest rate environment could be a concern.

(6)	Separate Account Fund Performance

Monarch Life’s profits on the variable life business are derived from fees that are charged to variable life policies. Much of the fee income is calculated as a percentage of policyholder separate account fund values. Should unfavorable fund performance occur, anticipated profits from this line of business could be adversely impacted.

Risks and Uncertainties

If Monarch Life’s financial results prove worse than those estimated in their cash flow testing projections, the Rehabilitator could, among other things, propose a plan of rehabilitation that would modify Monarch Life’s insurance obligations. If circumstances made such a plan not feasible (reasonably expected to return Monarch Life to solvency) then liquidation, and the consequent triggering of the insurer guaranty association system, is also possible. (Monarch Life has sought to secure its obligations to variable life policyholders through the combined effect of the Separate Accounts and a court-approved escrow account. Monarch Life therefore expects that there would be no adverse impact on variable life policyholders due to a plan of rehabilitation or liquidation.)

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the Commonwealth of Massachusetts and the Massachusetts Division of Insurance (the Division); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States of America (GAAP). The Division requires that insurance companies domiciled in the Commonwealth of Massachusetts prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners (NAIC) Statutory Accounting Principles (SAP), subject to any deviation prescribed or permitted by the Division. Differences between GAAP and SAP are noted below.

Monarch Life received approval from the Division to apply permitted accounting practices for certain balance sheet liability amounts as of December 31, 2023 and December 31, 2022. Financial statement amounts for the Interest Maintenance Reserve, the Asset Valuation Reserve and the liability for deferred guaranty fund assessments have been reported as zero at December 31, 2023 and December 31, 2022. These amounts totaled $8,036,702 at December 31, 2023 and $$8,580,086 at December 31, 2022. Additionally, in conjunction with the initial application of the permitted practices, Monarch Life recorded a reserve strengthening amount. This amount at December 31, 2023 and December 31, 2022 was $5,750,000. The combined effect of recording these amounts resulted in a net increase of $2,286,702 at December 31, 2023 and $2,830,086 to Monarch Life’s surplus. Additional details are included in the reconciliation that follows.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

A reconciliation of Monarch Life’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Massachusetts is shown below:

	For year ended
	2023	2022
	(in thousands)
Net Income
Monarch Life state basis	$64	$(13,384)
State prescribed practices that increase (decrease) NAIC SAP	—	—
State permitted practices that increase (decrease) NAIC SAP	—	—

Total NAIC SAP	$64	$(13,384)

	At December 31,
	2023	2022
	(in thousands)
Surplus
Monarch Life state basis	$308	$876
State prescribed practices that increase (decrease) NAIC SAP	—	—
State permitted practices that increase (decrease) NAIC SAP:
Interest maintenance reserve	4,046	4,552
Asset valuation reserve	2,165	2,205
Liability for deferred guaranty fund assessments	1,826	1,823
Reserves for accident and health policies	(5,750)	(5,750)

Total NAIC SAP	$(1,979)	$(1,954)

Monarch Life has no other permitted accounting practices that depart from NAIC SAP. Monarch Life’s risk-based capital would not have been at a different regulatory action level had it not elected to use the state permitted accounting practices described above.

Use of Estimates

Preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Revenue and Expenses

Premiums on ordinary life business are recognized as revenue when due. Premiums on accident and health business are recognized pro-rata over the life of the policies and the unexpired portion of premiums reflected are reported as an unearned premium liability, a portion of which is included in the “Premiums received in advance” line item. Premiums are recorded net of ceded reinsurance.

Commissions and expense allowances on reinsurance ceded are recognized as income when due rather than deferred and amortized over the terms of the respective reinsurance agreements, as would be the case under GAAP.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Policy Liabilities

Liabilities for policy and contract claims are established at amounts estimated to cover current and future benefits. Estimates of incurred and unreported claims are based on past experience. Policy reserves are based on statutory mortality and morbidity tables and interest assumptions rather than on the basis of the mortality, morbidity, interest, and withdrawal assumptions anticipated by Monarch Life when the policies were issued, as would be used under GAAP. The life reserves are based primarily on the 1980 CSO and CET tables at 4% and the 1958 CSO table at 4 1/2%. The annuity reserves are calculated in accordance with the Commissioner’s Annuity Reserve Valuation Methodology (CARVM) and either the 1983 IAM, 1983 GAM, Annuity 2000, or 2012 IAR tables at various interest rates. The health reserves are based primarily on the 1985 CIDA, the 1985 CIDC, the 1964 CDT, and the 1941, 1958, and 1980 CSO tables at interest rates ranging from 2 1/2% to 5 1/2%.

Life insurance policies, for substandard lives, are charged an extra premium. Reserves for substandard policies are calculated as appropriate multiples of standard reserves.

Certain annuity contracts were priced with substandard loadings in the form of percentages and/or extra deaths. The respective reserves are calculated using 75% of these loadings.

The tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula, as described in the NAIC Annual Statement Instructions.

Non-Admitted Assets

Certain assets (designated as “non-admitted assets”), principally assets with uncertain recoverability and agents’ balances, are excluded from the statements of admitted assets, liabilities, capital stock and surplus and are charged to unassigned surplus. Under GAAP, such assets would be recorded at net realizable value.

Interest Maintenance Reserve/Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) is maintained to capture certain realized gains and losses, net of federal income tax, on fixed income investments resulting from changes in interest rates. The IMR requires that these gains and losses be deferred and amortized to income over the stated or expected maturity of the disposed investment. The Asset Valuation Reserve (AVR) requires a reserve on invested assets to provide for the overall risks of asset credit or default losses. IMR and AVR would not be recorded under GAAP. Pursuant to a state permitted accounting practice, the IMR and AVR have been reported as zero at December 31, 2023.

Investments

Investments are valued in accordance with methods prescribed by the NAIC. Short-term investments and bond investments are generally carried at amortized cost. Bonds that are considered other-than-temporarily impaired or deemed ineligible to be carried at amortized cost by the NAIC Securities Valuation Office (SVO) are carried at fair value. Loan-backed bonds and structured securities are carried at amortized cost, maintaining a level yield using the scientific method. The retrospective adjustment method is used in revaluing loan-backed bonds and structured securities taking into account anticipated prepayments and the estimated economic life of the securities. Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models. The NAIC SVO is used in determining the fair value of the loan-backed bonds and structured securities. Preferred stocks are generally carried at cost. However, preferred stock of Monarch Life’s parent company, Regal Re, is carried at zero. Common stocks are carried at fair value. However, common stock of certain Monarch Life wholly-owned subsidiaries has been non-admitted.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Unrealized gains and losses on investments are credited or charged directly to unassigned surplus rather than being included in net income. Realized gains and losses on investments are recognized in net operating income, net of federal income taxes and amounts transferred to IMR. If it is determined that a decline in the fair value of a bond is other-than-temporary, the cost basis of the bond is written down to fair value as a new cost basis, and the amount of the write down is accounted for as a realized loss.

Under GAAP, investments in debt securities would be classified as held-to-maturity, available-for-sale, or trading securities, and the accounting treatment would be different for each category. Securities classified as held-to-maturity would be recorded at amortized cost. Securities classified as available-for-sale would be recorded at fair value, and unrealized gains and losses would be reported net of deferred income taxes as a separate component of shareholders’ equity. Securities classified as trading securities would also be recorded at fair value, and unrealized gains and losses would be recorded in earnings. Impaired held-to-maturity and available-for-sale securities would be written down to fair value, which would become the new cost basis.

Ownership interests in limited partnerships are carried at the lower of cost or estimated fair value.

Policy loans are carried at unpaid principal balances, plus accrued interest.

Changes in the carrying amounts of Monarch Life’s wholly-owned subsidiaries are credited or charged directly to unassigned surplus rather than being included in net income. Distributions from subsidiaries are included in net income. Under GAAP, wholly-owned subsidiaries would be presented on a consolidated basis.

Separate Accounts

The separate account assets and liabilities reported in the accompanying statements of admitted assets, liabilities, capital stock and surplus represent funds that are separately administered for variable life insurance policies and variable annuity contracts, and for which the policyowners and contract owners, rather than Monarch Life, bear the investment risk.

Separate account assets represent funds deposited by separate account policyowners and contract owners, segregated into accounts with specific investment objectives. The assets are carried at fair value. An offsetting liability is maintained to the extent of policyowners’ and contract owners’ interests in the assets.

Policyowners’ and contract owners’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in Monarch Life’s net income.

Transfers from separate accounts represent the net of premium and benefit activity between the separate accounts and Monarch Life’s general account, and deferred policy loading and other charges assessed the separate accounts and/or the policyowners and contract owners.

Reinsurance

The policy liabilities in the statements of admitted assets, liabilities, capital stock and surplus are reported net of reinsurance on unpaid losses. Under GAAP, the statements would be shown gross of reinsurance.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Pension and Other Postretirement Benefits

Monarch Life offered employer paid life insurance benefits, as described in Note 12, to certain retirees. NAIC SAP requires that the expected future cost of providing postretirement benefits be accrued during the related service period instead of when the benefits are paid and also provides a choice of options for recognizing the benefit obligation. Monarch Life has elected to record the entire liability for the expected future cost of the benefit obligation.

Surplus Notes

Monarch Life has surplus notes outstanding (issued September 23, 1992, with a stated maturity of September 23, 1997) with the Holders, as described in Note 1, with face amounts totaling $1.5 million. The surplus notes had interest rates of 6.63% at December 31, 2023 and 4.09% at December 31, 2022. Interest on the notes is reset at six month intervals. Payment of interest and repayment of principal are not payable and cannot be paid without prior approval of the Commissioner. There have been no payments approved to date.

Interest on a surplus note is recorded as an expense and a liability only after Monarch Life has received approval to make a payment from the Commissioner. Accrued interest that has not been approved for payment is not reported through operations or as an addition to the surplus note, and accordingly, is not reflected in these financial statements. Under GAAP, a surplus note would be reflected as a liability and interest expense would be accrued in accordance with the terms of the note.

Subsequent Events

In preparing these financial statements, Monarch Life has evaluated events that occurred between the balance sheet date and May 24, 2024, that have had a material effect on the financial statements of Monarch Life.

No other subsequent events were noted that would require recognition or disclosure in the financial statements.

Fair Value Measurement

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. Monarch Life’s financial assets have been classified based upon a hierarchy defined by SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument’s fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Level 1	Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date. Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets.

Level 2	Inputs for instruments classified in Level 2 include quoted prices for similar assets in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument. Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if Monarch Life determines that unobservable inputs are insignificant. Level 2 assets primarily include corporate bonds valued using recent trades of similar securities or pricing models that discount future cash flows at estimated market interest rates.

Level 3	Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement. Unobservable inputs reflect Monarch Life’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Federal Income Taxes

Deferred income taxes are provided for differences in the values of assets and liabilities for financial statement reporting purposes and for federal income tax purposes, except that the amount of deferred tax assets that can be admitted is subject to limitation.

Monarch Life has certain temporary differences that may generate future tax deductions. These temporary differences primarily relate to basis differences in reserves, investments, non-deductible accruals, and carryforward items.

The valuation of deferred tax assets requires judgement in assessing the likely future tax consequences of events that have been recognized in Monarch Life’s financial statements or tax returns and future profitability. Monarch Life’s accounting for deferred tax consequences represents the best estimate of those future events. Changes in Monarch Life’s current estimates, due to unanticipated events or otherwise, could have a material impact on the financial condition and results of operations.

In assessing the need for a valuation allowance, Monarch Life considers both positive and negative evidence related to the likelihood of realization of the deferred tax assets. If, based on the weight of available evidence, it is more likely than not the deferred tax assets will not be realized, Monarch Life records a valuation allowance. The weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified. Statement of Statutory Accounting Principles (SSAP) 101, “Income Taxes” (SSAP 101), states that a cumulative loss in recent years is a significant piece of negative evidence that is difficult to overcome in determining that a valuation allowance is not needed against deferred tax assets. As such, Monarch Life maintained a full valuation allowance on the deferred tax assets until sufficient positive evidence exists to support reversal of the valuation allowance.

Monarch Life and its noninsurance subsidiaries are included in the consolidated life/non-life federal income tax return of Regal Re, its parent. Based on a written tax allocation agreement entered into on September 23, 1992, federal income taxes are allocated first within the life and the non-life subgroups and then to each member company within the respective subgroup with taxable income based upon the ratio of that member’s separate taxable income to the total taxable income of all members with taxable income.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES

Monarch Life’s major categories of reserves for life, annuity, and accident and health policies (excluding separate accounts) at December 31, are summarized below:

	2023	2022
	(in thousands)
Life insurance:
Issued January 1, 1975 and later-1958 Commissioners Standard Ordinary (CSO), 4 1/2%	$11,472	$12,596
1980 CSO, 4%	9,016	14,544
1980 Commissioners Extended Term (CET), 4%	16,365	18,734
Various	9,792	9,622
Issued before January 1, 1975-Various	427	499

Total life insurance	47,072	55,995

Accident and health:
Active life	6,732	8,744
Claim	297,651	317,866

Total accident and health	304,383	326,610
Annuities	122,649	124,269
Disability	375	400
Deposit type contracts	42,229	47,016
Supplementary contracts with life contingencies	1,074	1,110
All other	1,390	1,660

Total before reinsurance ceded	519,171	557,060
Less reinsurance ceded	170,280	185,292

Reserves for life, annuity, and accidentand health policies	$348,891	$371,768

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES-continued

Monarch Life issued certain annuities and supplementary contracts with and without life contingencies. The statement value and fair value of the liabilities for these policies are $165.7 million and $181.9 million, respectively, at December 31, 2023, and $172.2 million and $186.3 million, respectively, at December 31, 2022. The fair value of the deferred annuities is their account value. The fair value of the immediate annuities and supplementary contracts was estimated as the present value of future cash flows using reasonable assumptions for mortality and discounted at 5.50% at both December 31,2023 and 2022.

At December 31, 2023 and 2022, Monarch Life had $49.1 million $47.3 million, respectively, related to premium deficiency reserves included in reserves for accident and health policies. At December 31, 2023 and 2022, Monarch Life had $35.0 million and $39.9 million, respectively, related to premium deficiency reserves included in reserves for annuity contracts. At December 31, 2023 and 2022, Monarch Life had zero and $0.7 million, respectively, related to premium deficiency reserves included in reserves for life insurance policies. Monarch Life does consider anticipated investment income when calculating premium deficiency reserves.

The change in premium deficiency reserves for accident and health policies in 2023 was a result of Monarch Life recording $2.2 million of additional disability income insurance claim reserves, pursuant to its 2023 claims development studies, and releasing $0.4 million of additional disability income insurance claim reserves pursuant to the results of its 2023 cash flow testing and review of its future claims expense liability reserves. The change in premium deficiency reserves for annuity contracts and for variable life insurance polices in 2023 was the result of Monarch Life releasing $4.9 million and $0.7 million, respectively, of additional reserves pursuant to the results of its 2023 cash flow testing. The change in premium deficiency reserves for accident and health policies in 2022 was the result of Monarch Life recording $1.7 million of additional disability income insurance claim reserves, pursuant to its 2022 claims development studies, and also recording $1.5 million of additional disability income insurance claim reserves pursuant to the results of its 2022 cash flow testing and review of its future claims expense liability reserves.

Monarch Life waives deduction of deferred fractional premium upon death of the insured and, for policies issued since 1963, returns any portion of the final premium paid beyond the date of death.

At December 31, 2023 and 2022, Monarch Life had $0.2 million and $0.2 million, respectively, of life insurance inforce for which the gross premium is less than the net premium according to the valuation standards set by the Commonwealth of Massachusetts.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

	At December 31, 2023 (in thousands - except for percentages)
A. Individual Annuities	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	312	312	0%

d. Total with adjustment or at fair value	—	—	312	312	0%
e. At book value without adjustment (minimal or no charge or adjustment	1,723	—	—	1,723	2%
2. Not subject to discretionary withdrawal	120,788	—	—	120,788	98%

3. Total (gross dire. + assumed)	122,511	—	312	122,824	100%

4. Reinsurance ceded	3	—	—	3

5. Total (net)* (3) – (4)	$122,508	$—	$312	$122,820

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics-continued

	At December 31, 2022 (in thousands - except for percentages)
A. Individual Annuities	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	269	269	0%

d. Total with adjustment or at fair value	—	—	269	269	0%
e. At book value without adjustment (minimal or no charge or adjustment	1,746	—	—	1,746	2%
2. Not subject to discretionary withdrawal	122,152	—	—	122,152	98%

3. Total (gross dire. + assumed)	123,898	—	269	124,167	100%

4. Reinsurance ceded	3	—	—	3

5. Total (net)* (3) – (4)	$123,895	$—	$269	$124,164

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics – continued

	At December 31, 2023 (in thousands - except for percentages)
B. Group Annuities	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with adjustment or at fair value	—	—	—	—	0%
e. At book value without adjustment (minimal or no charge or adjustment	—	—	—	—	0%
2. Not subject to discretionary withdrawal	1,212	—	—	1,212	100%

3. Total (gross dire. + assumed)	1,212	—	—	1,212	100%

4. Reinsurance ceded	—	—	—	—

5. Total (net)* (3) – (4)	$1,212	$—	$—	$1,212

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics – continued

	At December 31, 2022 (in thousands - except for percentages)
B. Group Annuities	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with adjustment or at fair value	—	—	—	—	0%
e. At book value without adjustment (minimal or no charge or adjustment	—	—	—	—	0%
2. Not subject to discretionary withdrawal	1,480	—	—	1,480	100%

3. Total (gross dire. + assumed)	1,480	—	—	1,480	100%

4. Reinsurance ceded	—	—	—	—

5. Total (net)* (3) – (4)	$1,480	$—	$—	$1,480

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics – continued

	At December 31, 2023 (in thousands - except for percentages)
C. Deposit Type Contracts (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	11	—	—	11	0%
c. At fair value	—	—	—	—	0%

d. Total with adjustment or at fair value	11	—	—	11	0%
e. At book value without adjustment (minimal or no charge or adjustment	42,025	—	—	42,025	100%
2. Not subject to discretionary withdrawal	192	—	—	192	0%

3. Total (gross dire. + assumed)	42,229	—	—	42,229	100%

4. Reinsurance ceded	192	—	—	192

5. Total (net)* (3) – (4)	$42,036	$—	$—	$42,036

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities

D. Life and Accident & Health Annual Statement
1. Exhibit 5, Annuities Section, Total (net)	$122,649
2. Exhibit 5, Supplementary Contracts with Life
Contingencies Section, Total (net)	1,071
3. Exhibit 7, Deposit Type Contracts, Line 14, Column 1	42,036

4. Subtotal	$165,756

5. Separate Accounts Annual Statement
Exhibit 3, Line 0299999, Column 2	312
6. Exhibit 3, Line 0399999, Column 2	—
7. Policyholder dividend and coupon accumulation	—
8. Policyholder Premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—

11. Subtotal	312

12. Combined Total	$166,068

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics – continued

	At December 31, 2022 (in thousands - except for percentages)
C. Deposit Type Contracts (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	11	—	—	11	0%
c. At fair value	—	—	—	—	0%

d. Total with adjustment or at fair value	11	—	—	11	0%
e. At book value without adjustment (minimal or no charge or adjustment	46,781	—	—	46,781	100%
2. Not subject to discretionary withdrawal	224	—	—	224	0%

3. Total (gross dire. + assumed)	47,016	—	—	47,016	100%

4. Reinsurance ceded	224	—	—	224

5. Total (net)* (3) – (4)	$46,792	$—	$—	$46,792

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities

D. Life and Accident & Health Annual Statement
1. Exhibit 5, Annuities Section, Total (net)	$124,268
2. Exhibit 5, Supplementary Contracts with Life
Contingencies Section, Total (net)	1,107
3. Exhibit 7, Deposit Type Contracts, Line 14, Column 1	46,792

4. Subtotal	$172,167

5. Separate Accounts Annual Statement
Exhibit 3, Line 0299999, Column 2	269
6. Exhibit 3, Line 0399999, Column 2	—
7. Policyholder dividend and coupon accumulation	—
8. Policyholder Premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—

11. Subtotal	269

12. Combined Total	$172,436

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics

	At December 31, 2023 (in thousands)
	General Account			Separate Account – Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans
(1) Term policies with cash value	$2,329	$2,329	$2,329	$—	$—	$—
(2) Universal life	—	—	—	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	887	887	887	—	—	—
(8) Variable life	42,288	42,288	42,324	187,892	187,892	187,892
(9) Variable universal life	—	—	—	—	—	—
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal with no cash value
(1) Term policies without cash values	—	—	1,531	—	—	—
(2) Accidental death benefit	—	—	1	—	—	—
(3) Disability - active lives	—	—	2	—	—	—
(4) Disability - disabled lives	—	—	373	—	—	—
(5) Miscellaneous reserves	—	—	1,390	—	—	—

C. Total (Gross: direct + assumed)	45,504	45,504	48,837	187,892	187,892	187,892
D. Reinsurance ceded	595	595	2,174	944	944	—

E. Total (net) (C) - (D)	$44,909	$44,909	$46,663	$186,947	$186,947	$187,892

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics - continued

At December 31, 2023 (in thousands)
F. Amount
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total, Net	$44,956
(2) Exhibit 5, Accidental Death Benefits section Total, (net)	—
(3) Exhibit 5, Disability - Active Lives Section, Total, (net)	1
(4) Exhibit 5, Disability - Disabled Lives Section, Total (net)	317
(5) Exhibit 5, Miscellaneous Reserves Section, Total, (net)	1,389

(6) Subtotal (Lines (1) thru (5))	$46,663

Separate Accounts Annual Statement
(7) Exhibit 3, Line 0199999, Column 2	$187,892
(8) Exhibit 3, Line 0499999, Column 2	—
(9) Exhibit 3, Line 0599999, Column 2	—

(10) Subtotal, (Lines (7) through (9)	$187,892

(11) Combined Total ((6) and (10))	$234,555

Reconciliation includes variable annuities in section B(5) Miscellaneous Reserves in the General Account.

Reconciliation excludes reserves that are reinsured in Section D, Reinsurance Ceded in Separate Account.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics

	At December 31, 2022 (in thousands)
	General Account			Separate Account – Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans
(1) Term policies with cash value	$1,545	$1,545	$1,545	$—	$—	$—
(2) Universal life	—	—	—	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	1,065	1,065	1,065	—	—	—
(8) Variable life	51,059	51,059	51,757	170,262	170,262	170,262
(9) Variable universal life	—	—	—	—	—	—
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal with no cash value
(1) Term policies without cash values	—	—	1,628	—	—	—
(2) Accidental death benefit	—	—	1	—	—	—
(3) Disability - active lives	—	—	3	—	—	—
(4) Disability - disabled lives	—	—	397	—	—	—
(5) Miscellaneous reserves	—	—	1,660	—	—	—

C. Total (Gross: direct + assumed)	53,669	53,669	58,056	170,262	170,262	170,262
D. Reinsurance ceded	659	659	2,335	797	797	—

E. Total (net) (C) - (D)	$53,010	$53,010	$55,721	$169,465	$169,465	$170,262

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics - continued

At December 31, 2022 (in thousands)
F. Amount
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total, Net	$53,719
(2) Exhibit 5, Accidental Death Benefits section Total, (net)	—
(3) Exhibit 5, Disability - Active Lives Section, Total, (net)	2
(4) Exhibit 5, Disability - Disabled Lives Section, Total (net)	341
(5) Exhibit 5, Miscellaneous Reserves Section, Total, (net)	1,658

(6) Subtotal (Lines (1) thru (5))	$55,720

Separate Accounts Annual Statement
(7) Exhibit 3, Line 0199999, Column 2	$170,262
(8) Exhibit 3, Line 0499999, Column 2	—
(9) Exhibit 3, Line 0599999, Column 2	—

(10) Subtotal, (Lines (7) through (9)	$170,262

(11) Combined Total ((6) and (10))	$225,982

Reconciliation includes variable annuities in section B(5) Miscellaneous Reserves in the General Account.

Reconciliation excludes reserves that are reinsured in Section D, Reinsurance Ceded in Separate Account.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 3-POLICY LIABILITIES-continued

Direct Business Written and Reinsurance

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2023	2022	2021
	(in thousands)
Direct premiums	$4,058	$4,906	$5,985
Reinsurance assumed from non-affiliates	97	120	138
Reinsurance ceded to non-affiliates	(3,249)	(3,894)	(4,603)

Net premiums	$906	$1,132	$1,520

Direct benefits and payments	$81,144	$78,993	$84,053
Reinsurance assumed from non-affiliates	300	321	473
Reinsurance ceded to non-affiliates	(36,213)	(37,771)	(40,923)

Net benefits and payments	$45,231	$41,543	$43,603

Direct liability for policy and contract claims	$4,689	$4,986	$4,146
Reinsurance assumed from non-affiliates	88	89	110
Reinsurance ceded to non-affiliates	(1,499)	(1,663)	(1,651)

Net liability for policy and contract claims	$3,278	$3,412	$2,605

Liability for Unpaid Claims and Claim Reserves

Activity in the liability for unpaid accident and health claims, claim adjustment expenses and related legal expenses is summarized below:

	2023	2022	2021
	(in thousands)
Balance at January 1	$320,235	$335,116	$366,909
Less reinsurance recoverables	180,346	193,634	215,938

Net balance at January 1	139,889	141,482	150,971

Amount incurred related to:
Current year	4,779	742	3,602
Prior years	6,526	16,428	7,537

Total incurred	11,305	17,170	11,139

Amount paid related to:
Current year	463	514	522
Prior years	17,543	18,249	20,106

Total paid	18,006	18,763	20,628

Net balance at December 31	133,188	139,889	141,482
Plus reinsurance recoverables	166,733	180,346	193,634

Balance at December 31	$299,921	$320,235	$335,116

The 2023, 2022, and 2021 change in incurred liability, related to prior years, resulted from tabular interest and unfavorable claim termination experience.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 4-INVESTMENTS

Bonds

The carrying value, gross unrealized gains and losses, and estimated fair values of Monarch Life’s investments in bonds by classification at December 31 are as follows:

	Carrying Value	Gross Unrealized		Estimated Fair Value
		Gains	Losses
	(in thousands)
2023
Bonds:
U.S. Treasury and other U.S. Government obligations	$27,745	$2,776	$801	$29,720
Foreign Government	2,904	904	—	3,808
Industrial and miscellaneous	250,019	11,559	11,644	249,934
Mortgage-backed	16,364	107	867	15,604

Total bonds	$297,032	$15,346	$13,312	$299,066

	Carrying Value	Gross Unrealized		Estimated Fair Value
		Gains	Losses
	(in thousands)
2022
Bonds:
U.S. Treasury and other U.S. Government obligations	$28,738	$2,923	$939	$30,722
Foreign Government	2,899	788	—	3,687
Industrial and miscellaneous	259,740	9,393	15,184	253,950
Mortgage-backed	17,912	145	935	17,122

Total bonds	$309,289	$13,249	$17,058	$305,481

A substantial majority of bonds are not intended to be sold in the normal course of business; therefore, care should be exercised in drawing any conclusions from the estimated fair value of bonds.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 4-INVESTMENTS-continued

Estimated fair values and gross unrealized losses (by time period over which the investment has been in an unrealized loss position) of bonds at December 31 are shown below:

	Less than 12 Months		12 months or greater		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(in thousands)
2023
Bonds
U.S. Government	$—	$—	$5,946	$748	$5,956	$748
Foreign Government	—	—	—	—	—	—
Industrial and miscellaneous	2,051	12	89,177	11,685	91,228	11,697
Mortgage-backed securities	—	—	9,923	867	9,923	867

Total bonds	$2,051	$12	$105,056	$13,300	$107,107	$13,312

2022
Bonds
U.S. Government	$4,091	$233	$3,240	$706	$7,331	$939
Foreign Government	—	—	—	—	—	—
Industrial and miscellaneous	99,357	12,530	7,353	2,654	106,710	15,184
Mortgage-backed securities	9,977	935	—	—	9,977	935

Total bonds	$113,425	$13,698	$10,593	$3,360	$124,018	$17,058

2021
Bonds
U.S. Government	$3,848	$91	$—	$—	$3,848	$91
Foreign Government	—	—	—	—	—	—
Industrial and miscellaneous	9,432	172	520	9	9,952	181
Mortgage-backed securities	—	—	—	—	—	—

Total bonds	$13,280	$263	$520	$9	$13,800	$272

Monarch Life writes down, to fair value, any security that is classified as other-than-temporarily impaired. During 2023, 2022, and 2021 no securities were classified as other-than-temporarily impaired.

The carrying value and estimated fair value of bonds at December 31, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities based upon sinking fund schedules, put options and because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

	Carrying Value	Estimated Fair Value
	(in thousands)
Bonds:
Due in one year or less	$8,992	$8,958
Due after one year through five years	60,204	62,368
Due after five years through ten years	73,094	78,726
Due after ten years	138,378	133,410
Mortgage-backed	16,364	15,604

Total	$297,032	$299,066

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 4-INVESTMENTS-continued

Monarch Life’s investments included bonds with a carrying value of $1.4 million and $4.0 million at December 31, 2023 and 2022, respectively that are rated below investment grade by the NAIC (classes 3-6). These holdings amounted to 0.5% of Monarch Life’s total bonds and 0.4% of Monarch Life’s total cash and invested assets at December 31, 2023 compared to 1.3% of Monarch Life’s total bonds and 1.1% of Monarch Life’s total cash and invested assets at December 31, 2022. The aggregate fair value of these securities was $1.5 million and $4.0 million at December 31, 2023 and 2022, respectively.

Monarch Life had no investments in bonds that were in default as to interest payments at either December 31, 2023, 2022 or 2021.

Monarch Life excludes investment income that is due and accrued when it becomes probable that it will be unable to collect the amounts according to the contractual terms of the investment. Monarch Life excluded no due and accrued investment income in 2023, 2022 and 2021.

Certain investments with a carrying value of $6.0 million at both December 31, 2023 and 2022, are held as statutory deposits by various state insurance departments.

Loaned Securities

Monarch Life had no securities on loan at either December 31, 2023 or 2022.

Common and Preferred Stocks

Monarch Life had no unaffiliated common stocks or unaffiliated preferred stocks at either December 31, 2023 or 2022.

The common stock of Monarch Life’s wholly-owned subsidiaries had an $11 thousand cost and a $75 thousand book and fair value at both December 31, 2023 and 2022. All of Monarch Life’s investment in its wholly-owned subsidiaries was non-admitted at both December 31, 2023 and 2022, which resulted in a carrying value of zero.

Monarch Life owns 100 shares of preferred stock of its parent, Regal Re, which had a $1.5 million cost and a zero book and carrying value at both December 31, 2023 and 2022. No payments have been made to date and although dividends are cumulative, no dividends have been accrued by Monarch Life or Regal Re.

Non-Income Producing Investments

The carrying values of investments which were classified as non-income producing (i.e., produced no income for the preceding 12 months) at December 31, are as follows:

	2023	2022
	(in thousands)
Life Insurance Inv. Initiative, LLC	$—	$249

Total	$—	$249

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 4-INVESTMENTS-continued

Restricted Assets (including pledged)

	Total General Account	Total Separate Account	Total Curr. Yr. Restricted	Total from Prior Year	Incr. (Decr.)	Restricted to Total Admitted Assets
	(in thousands)
December 31, 2023
Restricted asset category
State deposits	$5,955	$0	$5,955	$6,006	$(51)	1.1%
Other restricted	24,885	0	24,885	21,118	3,767	4.8%

Total	$30,840	$0	$30,840	$27,124	$3,716	5.8%

	Total General Account	Total Separate Account	Total Curr. Yr. Restricted	Total from Prior Year	Incr. (Decr.)	Restricted to Total Admitted Assets
	(in thousands)
December 31, 2022
Restricted asset category
State deposits	$6,006	$0	$6,006	$5,969	$37	1.1%
Other restricted	21,118	0	21,118	19,727	1,391	3.9%

Total	$27,124	$0	$27,124	$25,696	$1,428	5.0%

Detail of assets pledged as collateral not captured in other categories – None.

Net Investment Income

The principal components of net investment income for the years ended December 31, are set forth below:

	2023	2022	2021
	(in thousands)
Interest on bonds	$16,422	$17,352	$19,886
Interest on policy loans	2,251	2,592	2,641
Interest on short-term investments	127	41	1
Miscellaneous investment income	—	—	22
Amortization of IMR	722	772	921

	19,522	20,757	23,471
Less investment expenses	727	730	726

Net investment income	$18,795	$20,027	$22,745

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 4-INVESTMENTS-continued

Capital Gains and Losses

The principal components of net realized and changes in unrealized capital gains and losses on investments for the years ended December 31, are set forth below:

	Realized			Unrealized
	2023	2022	2021	2023	2022	2021
	(in thousands)
Bonds	$216	$473	$1,218	$—	$—	$—
Other invested assets	—	—	—	—	—	—
Other	—	—	—	—	—	—

	216	473	1,218	—	—	—
Less:
Federal income tax	—	—	—	—	—	—
IMR transfers, net	216	473	1,218	—	—	—

Net capital gains	$—	$—	$—	$—	$—	$—

Proceeds from bonds sold, redeemed, or otherwise disposed of were $15.8 million, $26.4 million and $27.6 million during 2023, 2022 and 2021 respectively. Gross gains on bonds of $0.3 million, $0.5 million and $1.7 million were realized during 2023, 2022 and 2021 respectively. Gross losses on bonds of $0.1 million, $0.0 million and $0.5 million were realized on sales during 2023, 2022 and 2021 respectively. Proceeds solely from bond sales totaled $9.8 million, $9.3 million and $0.0 million for 2023, 2022 and 2021 respectively.

Policy Loans

The carrying value and estimated fair value of policy loans were $41.4 million and $43.4 million, respectively, at December 31, 2023, and $50.2 million and $53.0 million, respectively, at December 31, 2022. The fair value of policy loans was estimated as the present value of future cash flows using reasonable assumptions for mortality and repayments, discounted at 5.50% at both December 31, 2023 and 2022.

Subprime Mortgage Market Exposure

Monarch Life has no direct exposure to the subprime mortgage market through investments in subprime mortgage loans. It does not have any underwriting exposure to subprime mortgage risk through mortgage guaranty coverage, directors and officers liability coverage, or errors and omission liability coverage.

Monarch Life uses commonly recognized characteristics when defining a subprime mortgage loan. These characteristics include, but are not limited to: borrowers with low credit ratings (e.g. low FICO scores), interest only or negative amortizing loans, high initial loan to value ratios, borrowers with limited documentation of their income and/or assets, and loans with low initial payments that expire after a short initial period and adjust to a variable index rate, plus a margin.

Monarch Life defines direct exposure to the subprime mortgage market as investments directly in subprime mortgage loans or direct investments in securities with underlying subprime mortgage loan exposure such as residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS), collateralized debt obligations (CDO), special investment vehicles (SIV), credit default swaps (CDS), or other similar investment vehicles.

Monarch Life does have indirect exposure to the subprime mortgage market through bonds it owns of various financial companies with subprime mortgage loan exposure. Monarch Life’s review of its indirect exposure to subprime mortgage loans is encompassed within its review of other-than-temporary impairments. There were no other-than-temporary impairment losses recognized during 2023, 2022 and 2021.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 4-INVESTMENTS-continued

Fair Value Measurement

Fair value for financial instruments measured and reported at fair value at December 31:

	2023
	(in thousands)
	Level 1	Level 2	Level 3	Total
Separate account assets	$190,853	$—	$—	$190,853

Total assets at fair value	$190,853	$—	$—	$190,853

	2022
	(in thousands)
	Level 1	Level 2	Level 3	Total
Separate account assets	$173,307	$—	$—	$173,307

Total assets at fair value	$173,307	$—	$—	$173,307

Monarch Life has no derivative assets and liabilities.

Fair value for all financial instruments at December 31:

	Aggregate Fair Value	Admitted Assets	(in thousands) Fair Value			Not Practicable (Carrying Value)
			Level 1	Level 2	Level 3
2023
Bonds	$299,066	$297,032	$29,721	$269,345	$—	$—
Policy loans	43,446	41,384	—	43,446	—	—
Cash and short-term investments	5,368	5,368	5,368	—	—	—
Separate account assets	190,853	190,853	190,853	—	—	—
2022
Bonds	$305,481	$309,289	$30,722	$274,758	$—	$—
Policy loans	52,970	50,227	—	52,970	—	—
Cash and short-term investments	5,371	5,371	5,371	—	—	—
Separate account assets	173,307	173,307	173,307	—	—	—

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 5-GENERAL NATURE AND CHARACTERISTICS OF SEPARATE ACCOUNTS

Monarch Life currently has four separate accounts (the Accounts), three for variable life insurance policies and one for variable annuity contracts. The Accounts are nonguaranteed, separate and variable accounts. Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from the other assets and liabilities of Monarch Life. The Accounts cannot be charged with liabilities arising out of any other business of Monarch Life and are held for the exclusive benefit of the policyowners and contract owners participating in the Accounts. The assets of the Accounts are carried at fair value. The reserves and benefits under the policies and contracts funded by the Accounts are determined by the performance and/or fair value of the investments held in the Accounts. Monarch Life’s separate account reserves are subject to discretionary withdrawal with no surrender charge.

Monarch Life’s variable annuity contracts contain a minimum guaranteed death benefit (MGDB). Monarch Life had no MGDB exposure at both December 31, 2023 and 2022. That is, for Monarch Life’s entire block of variable annuities, the amount of guaranteed death benefits did not exceed the contracts’ current values.

Information regarding the separate accounts of Monarch Life at December 31, was as follows:

	Nonguaranteed Separate Accounts
	2023	2022	2021
	(in thousands)
1. Premiums, considerations or deposits	$495	$539	$581

2. Reserves
For accounts with assets at fair value	$188,204	$170,531	$233,992

Total reserves	$188,204	$170,531	$233,992

3. Reserves by withdrawal characteristics
Subject to discretionary withdrawal At fair value	$188,204	$170,531	$233,992
Not subject to discretionary withdrawal	—	—	—

Total	$188,204	$170,531	$233,992

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 5-GENERAL NATURE AND CHARACTERISTICS OF SEPARATE ACCOUNTS-continued

Reconciliation of Net Transfers To (From) Separate Accounts as of December 31, was:

	2023	2022	2021
	(in thousands)
Transfers as reported in the Summary of Operationsof the Separate Accounts Annual Statement:
Transfers to Separate Accounts	$495	$539	$581
Transfers from Separate Accounts	(18,582)	(14,309)	(18,903)

Net transfers to or (from) Separate Accounts	(18,087)	(13,770)	(18,322)
Reconciling adjustments	(4)	(3)	—

Net transfers as reported in the Summary of Operationsof the Life, Accident & Health Annual Statement	$(18,091)	$(13,773)	$(18,322)

NOTE 6-FEDERAL INCOME TAXES

The components of the net deferred tax asset at December 31, are as follows:

	2023			2022			Change
	(in thousands)
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$28,736	$323	$29,059	$29,570	$211	$29,781	$(834)	$112	$722
Less statutory valuation allowance adjustment	27,118	323	27,441	27,523	211	27,734	(405)	112	(293)

Adjusted gross deferred tax assets	1,618	—	1,618	2,047	—	2,047	(429)	—	(429)
Deferred tax asset nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal net admitted deferredtax asset	1,618	—	1,618	2,047	—	2,047	(429)	—	(429)
Less deferred tax liabilities	1,618	—	1,618	2,047	—	2,047	(429)	—	(429)

Net admitted deferred tax assets	$—	$—	$—	$—	$—	$—	$—	$—	$—

Prior years and future years expected taxable losses represent sufficient negative evidence under SSAP 101 and accordingly, a full valuation allowance was recorded against the deferred tax assets, and no admission calculation was required.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 6-FEDERAL INCOME TAXES-continued

In assessing the admissibility of deferred tax assets, SSAP 101 requires companies required to file a Risk-Based Capital Report with the domiciliary state to use the Realization Threshold Limitation Table - RBC Reporting Entities as a component of the admission calculation.

	December 31,
	2023	2022
	(dollars in thousands)
Ratio percentage used to determine recovery Period and threshold limitation amount	0.96%	2.92%
Amount of adjusted capital and surplus usedto determine recovery period and threshold limitation	$308	$876

There was no impact from Tax-Planning Strategies on deferred taxes.

Under the law in effect from 1959 through 1983, a life insurance company was subject to a three-phase taxable income computation under federal tax law. Federal income tax on certain portions of operating income was deferred and generally taxed only when distributed to stockholders. The deferred amounts were accumulated in a “policyholders surplus account” (PSA). The enactment of the 2017 tax reform reconciliation act, also known as the Tax Cuts and Jobs Act (the 2017 Tax Act) repeals the deferral rules and a tax of 21% is now imposed on the balance of the account as of December 31, 2017. A life insurance company was required to pay tax on the balance of the account ratably over the first eight years beginning with Tax Year 2018. At January 1, 2018, Monarch Life had a balance of $27.9 million in the PSA account with a tax liability of $5.9 million. Monarch Life had been in discussions with the IRS for some time and had also requested relief on the PSA tax. Monarch Life was granted relief on this PSA tax by the IRS in June 2021. This reduction of $5.9 million of tax was reflected in the 2021 financial statements.

The 2017 Tax Act contained changes to life insurance company tax reserves. As a result Monarch Life established an additional deferred tax reserve of $16.9 million. The tax on this reserve amount is brought into taxable income over 8 years beginning 2018. Net Operating Loss carryforwards and any recoverable AMT credits can be used to offset this additional liability. As a result, Monarch Life currently does not anticipate any additional tax liability being incurred.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 6-FEDERAL INCOME TAXES-continued

Current and deferred income taxes consist of the following major components:

	2023	2022	2021
	(in thousands)
Current income tax:
Federal	$—	$—	$(5,850)
Foreign	—	—	—

Subtotal	—	—	(5,850)
Federal income tax on net capital gains	—	—	—
Utilization of capital loss carry-forwards	—	—	—

Federal and foreign income taxes incurred	$—	$—	$(5,850)

	At December 31, 2023	At December 31, 2022	Change
	(in thousands)
Deferred tax assets:
Ordinary
Unearned premium reserves	$10	$10	$—
Policyholder reserves	22,151	22,438	(287)
Investments	1,237	1,223	14
Compensation and benefits accrual	—	—	—
Pension accrual	70	78	(8)
Net operating loss carry-forward	4,869	5,426	(557)
Tax credit carry-forward	—	—	—
Other (including items <5% of totalordinary tax assets)	399	395	4

Subtotal	28,736	29,570	(834)
Less statutory valuation allowance adjustment	27,118	27,523	(405)
Less nonadmitted	—	—	—

Admitted ordinary deferred tax asset	1,618	2,047	(429)

Capital
Investments	0	6	(6)
Net capital loss carry-forward	323	205	112
Real estate	—	—	—
Other (including items <5% of totalcapital tax assets)	—	—	—

Subtotal	323	211	112
Less statutory valuation allowance adjustment	323	211	112
Less nonadmitted	—	—	—

Admitted capital deferred tax asset	—	—	—

Admitted deferred tax assets	$1,618	$2,047	$(429)

Deferred tax liabilities:
Ordinary
Investments	714	698	16
Deferred and uncollected premiums	19	21	(2)
Policyholder reserves	885	1,328	(443)

Subtotal	1,618	2,047	(429)
Capital	—	—	—

Deferred tax liabilities	1,618	2,047	(429)

Net deferred tax assets/liabilities	$—	$—	$—

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 6-FEDERAL INCOME TAXES-continued

The provision for federal income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before taxes. The most significant tax adjustments causing this difference are as follows:

At December 31, 2023
(in thousands)
Provision computed at statutory rate -
Pre-tax gain (loss) from operations	$13
Pre-tax capital gain (loss) (before IMR)	45

Total provision computed at statutory rate	58
IMR and Other Permanents	(167)
Change in VA	(293)
NOL Expiration Write Off of DTA	536
Deferred Tax True Ups	(134)

Total	$—

Current federal income tax incurred	$—

Total statutory income taxes	$—

Monarch Life has net operating loss carryforwards at December 31, 2023 of $23.1 million which expire as follows: 2024 - $8.2 million; 2025 - $0.7 million; 2026 - $0.5 million; 2030 - $2.6 million; 2032 - $4.0 million and $7.1 million which does not expire, but can only be used to offset 80% of future years taxable income.

Monarch Life has Capital Loss carryforward at December 31, 2023 of $1.5 million which expires as follows:

2027 - $1.0 million and 2028 - $0.5 million.

Monarch Life has no deposits under Section 6603 of the IRS code (deposits to suspend the interest on potential underpayments).

It is not anticipated that there are any federal or foreign tax loss contingencies which would result in a significant increase in total liability within 12 months of the reporting date.

On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022 (“IRA”). For tax years beginning after December 31, 2022, the IRA imposes a new corporate alternative minimum tax (“CAMT”) on applicable corporations with average adjusted financial statement income in excess of $1 billion for the three prior tax years. Monarch Life has determined, based upon the information available as of December 31, 2023, the controlled group of corporations of which it is a member, does not expect to qualify as an applicable corporation. Monarch Life has determined, as of the reporting date, it will not be liable for the CAMT in 2023.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 7-REINSURANCE

Monarch Life reinsures portions of certain policies underwritten, thereby providing greater diversification of risk and minimizing exposure on larger policies. Reserves for life, annuity, and accident and health policies are reported in the accompanying financial statements net of reinsurance ceded. Monarch Life generally remains liable in the event that the reinsuring companies do not meet their obligations under these reinsurance contracts.

Amounts recoverable from reinsurers on Monarch Life’s statements of admitted assets, liabilities, capital stock and surplus were $2.9 million at December 31, 2023 and $4.3 million at December 31, 2022. These amounts are primarily the result of paid losses recoverable (which are settled in the normal course of business).

In connection with a reinsurance agreement entered into in 1990, Monarch Life received a $75.0 million advance of the estimated future statutory profits on 55% of its disability income insurance business inforce at December 31, 1989. The advance was to be reduced solely from post-1992 statutory profits, if any, on this pre-1990 block of business. As a result of losses in most years on this block of business, the $75.0 million advance has not been reduced.

In 1993, Monarch Life ceded to Central United Life Insurance Company (Central United) all of its direct and assumed individual hospital indemnity business. As of December 31, 2023 and 2022, there was less than $0.1 million of reserve on policies ceded by Monarch Life under an indemnity reinsurance agreement and not yet assumed by Central United under an assumption reinsurance agreement. Until assumption, Monarch Life remains liable to affected policyholders in the event that Central United does not meet its obligations under the indemnity agreement.

During 2023, Monarch Life recaptured certain variable life reinsurance treaties, and plans to recapture the remainder, effective December 31, 2023, by the end of 2024.

NOTE 8-LITIGATION

Monarch Life is, as part of the nature of the insurance industry, involved in litigation concerning policy benefits and certain other matters. These suits may seek both punitive and compensatory damages. Management is of the opinion that the ultimate resolution of such litigation will not have a material adverse effect on Monarch Life’s financial condition.

NOTE 9-COMMITMENTS AND CONTINGENCIES

Monarch Life is periodically assessed (as are other life insurance companies) by various state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. During 2023, as in prior years, Monarch Life requested payment deferrals of these assessments from certain state guaranty associations. As described in note 2, pursuant to a state permitted accounting practice, as of December 31, 2022, the liability has been reported as zero. The total amount of this liability in these financial statements was zero at December 31, 2023, and at December 31, 2022. The amount of future assessments is not currently estimable. The total amount of requested deferrals was $1.8 million at both December 31, 2023 and 2022.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 10-CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

The insurance statutes of the Commonwealth of Massachusetts require Monarch Life to have and maintain minimum capital and surplus levels of $0.5 million and $2.2 million, respectively. At both December 31, 2023 and 2022, Monarch Life’s surplus was less than the minimum surplus requirement.

The maximum amount of dividends which could be paid to Monarch Life’s stockholder would normally be restricted to the greater of 10% of surplus at the preceding December 31, or the net income from operations of the prior year. Pursuant to the receivership described in Note 1, any proposed payment of such dividend currently requires the approval of the Receiver.

The NAIC has model solvency related guidelines (risk-based capital rules) to strengthen solvency regulation of insurance companies. Under these risk-based capital rules, if an insurers’ risk-based capital (as determined under the risk-based capital formula) falls below specified risk-based capital levels, the insurer could be subject to various regulatory actions ranging from increased scrutiny to conservatorship. Based upon computations made by Monarch Life in accordance with the prescribed life and health risk-based capital formulas, Monarch Life’s total adjusted capital is at the Mandatory Action Level as of both December 31, 2023 and 2022.

Unpaid accrued interest on Monarch Life’s surplus notes amounted to $2.9 million at December 31, 2023 and $2.9 million at December 31, 2022. Interest on the surplus notes is recorded as an expense and a liability only after Monarch Life has received approval to make a payment from the Commissioner. No payments have been approved to date. Accrued interest that has not been approved for payment is not reported through operations or as an addition to the surplus notes, and accordingly, is not reflected in these financial statements.

NOTE 11-RELATED PARTY TRANSACTIONS

Monarch Life has an agreement dated June 13, 1995, with Baystate Capital Services, Inc. (Baystate Capital), a registered broker-dealer, under which Baystate Capital serves as a broker-dealer for Monarch Life in order for Monarch Life to continue to accept premiums on, and meet contractual obligations under, existing variable life insurance policies and variable annuity contracts previously issued by Monarch Life. Baystate Capital is a wholly-owned subsidiary of Monarch Life.

In accordance with various agreements between Monarch Life and Baystate Capital, all operating expenses of Baystate Capital are borne by Monarch Life.

Monarch Life entered into an Expense Allocation Agreement with Regal Re and other affiliates dated October 1, 1993. The agreement provides a methodology for allocating and reimbursing both direct and overhead expenses. Amounts allocated by Monarch Life were $0.1 in 2023, 2022, and 2021.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 12-PENSION AND OTHER POSTRETIREMENT BENEFITS

Monarch Life sponsors a defined contribution plan for its eligible employees which complies with requirements established by the Employee Retirement Income Security Act (ERISA) and is qualified under Section 401(k) of the Internal Revenue Code. Participation in the plan is voluntary and certain amounts of employees’ contributions (subject to limitations) were matched by Monarch Life until April of 2009, at which point the matching was suspended.

Monarch Life contracts with an outside vendor to provide life insurance benefits to certain retirees. The net amount incurred is based on premiums paid by Monarch Life, as well as an amount recorded for the change in the liability for the expected future cost of providing these postretirement benefits. The net amount incurred to operations was $(2,381) for 2023, $(24,744) for 2022, and $(18,953) for 2021. As discussed in Note 2, Monarch Life has recorded the entire liability for the expected future cost, the amount of which was $0.3 and $0.4 million at December 31, 2023 and 2022, respectively.

NOTE 13-TRUSTS AND ESCROWS

Springfield Life Insurance Company, Incorporated (Springfield Life), was merged into Monarch Life on May 1, 1995. The merger agreement obligates Monarch Life to maintain previously existing trusts to secure Monarch Life’s obligations under the former Springfield Life policies. The Vermont Commissioner of Insurance is the beneficiary of those trusts, the aggregate fair value of which was $10.5 million at December 31, 2023 and $10.5 million at December 31, 2022.

Effective June 1, 1995, Monarch Life established an escrow account to secure certain amounts held in Monarch Life’s general account associated with variable life insurance policies previously issued by Monarch Life. The amounts are for reserves attributable to death benefits and certain other general account obligations on these policies. The fair value of the amount in escrow was $11.0 million at December 31, 2023 and $6.3 million at December 31, 2022.

Monarch Life has a collateralization agreement with Bank of America N.A., to provide the bank security in connection with services it provides to Monarch Life. The fair value of the amount in the collateral account was $4.2 million at December 31, 2023 and $4.2 million at December 31, 2022.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2023

NOTE 14-RECONCILIATION TO 2021 ANNUAL STATEMENT

The accompanying statutory basis statement of operations, capital and surplus for the year ended 2021 does not agree to Monarch Life’s 2021 Annual Statement. The difference is due to 2020 adjustments for recoverable from reinsurers, guarantee fund assessments, and change in prior years’ liability for deferred guarantee fund assessments. The following table summarizes the difference:

	As reported in the 2021 Annual Statement	Difference	As reported on accompanying statutory basis statement of operations, capital and surplus for 2021
		($ in thousands)
Statutory basis statement of operations, capital and surplus:
Capital and surplus, beginning of year	$3,368	$(2,469)	$899
Change in nonadmitted assets	(166)	656	490
Change in prior years’ liability for deferred guaranty fund assessments	(1,814)	1,814	—
Net increase in capital and surplus	2,510	2,469	4,979
Capital and surplus, end of year	5,878	—	5,878

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2023

Schedule 1 - Selected Financial Data

(amounts in 000’s)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves:

Investment Income Earned:
Government Bonds	$256

Other bonds (unaffiliated)	16,166

Bonds of affiliates	—

Preferred stocks (unaffiliated)	—

Preferred stocks of affiliates	—

Common stocks (unaffiliated)	—

Common stocks of affiliates	—

Mortgage loans	—

Real estate	—

Premium notes, policy loans and liens	2,251

Collateral loans	—

Cash on hand and on deposit	127

Short-term investments	—

Other Invested Assets	—

Derivative Instruments	—

Aggregate write-ins for investment income	0

Gross investment income	$18,800

Real Estate Owned - Book Value less Encumbrances	$—

Mortgage Loans - Book Value:
Farm mortgages	$—

Residential mortgages	—

Commercial mortgages	—

Total mortgage loans	$—

Mortgage Loans by Standing - Book Value:
Good standing	$—

Good standing with restructured terms	$—

Interest overdue more than three months, not in foreclosure	$—

Foreclosure in process	$—

Other Long Term Assets - Statement Value	$—

Collateral Loans	$—
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value
Bonds	$—

Preferred Stocks	$—

Common Stocks	$—

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2023

Schedule 1 - Selected Financial Data - continued

(amounts in 000’s)

Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity - Statement Value
Due within one year or less	$10,148

Over 1 year through 5 years	68,061

Over 5 years through 10 years	76,078

Over 10 years through 20 years	103,998

Over 20 years	38,746

Total by Maturity	$297,032

Bonds by Class - Statement Value
Class 1	$214,392

Class 2	81,196

Class 3	1,444

Class 4	—

Class 5	—

Class 6	—

Total by Class	$297,032

Total Bonds Publicly Traded	$279,774

Total Bonds Privately Placed	$17,258

Preferred Stocks - Statement Value	$—

Common Stocks - Fair Value	$—

Short-Term Investments - Statement Value	$—

Financial Options Owned - Statement Value	$—

Financial Options Written and Inforce - Statement Value	$—

Financial Futures Contracts Open - Current Price	$—

Cash on Deposit	$5,368

Life Insurance Inforce:
Industrial	$—

Ordinary	$292,551

Credit Life	$—

Group Life	$123

Amount of Accidental Death Insurance Inforce Under Ordinary Policies	$1,004

Life Insurance Policies with Disability Provisions Inforce:
Industrial	$—

Ordinary	$864

Credit Life	$—

Group Life	$—

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2023

Schedule 1 - Selected Financial Data - continued

(amounts in 000’s)

Supplementary Contracts Inforce:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$—

Income Payable	$58

Ordinary - Involving Life Contingencies
Income Payable	$147

Group - Not Involving Life Contingencies
Amount of Deposit	$—

Income Payable	$—

Group - Involving Life Contingencies
Income Payable	$—

Annuities:
Ordinary
Immediate - Amount of Income Payable	$22,053

Deferred - Fully Paid - Account Balance	$1,459

Deferred - Not Fully Paid - Account Balance	$263

Group
Amount of Income Payable	$316

Fully Paid Account Balance	$—

Not Fully Paid - Account Balance	$—

Accident and Health Insurance - Premiums Inforce
Ordinary	$3,908

Group	$—

Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11

Dividend Accumulations - Account Balance	$92

Claim Payments 2023:
Group Accident and Health Year - Ended December 31, 2023
2023	$—

2022	$—

2021	$—

Prior	$—

Other Accident and Health
2023	$107

2022	$386

2021	$329

Prior	$16,441

Other Coverages that use developmental methods to calculate claims reserves
2023	$—

2022	$—

2021	$—

Prior	$—

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2023

Schedule 2 - Investment Risk Interrogatories

(amounts in 000’s)

Monarch Life Insurance Company’s (Monarch Life) total admitted assets (excluding separate accounts) as reported on page two of its Annual Statement: $351,883.

1.

State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding (I) U.S. government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt, (II) property occupied by the company and (III) policy loans.

	Amount	Percentage of Total Admitted Assets
Bonds - Grand Metro	3,216	0.9%
Bonds - First Union Corp.	3,181	0.9%
Bonds - Pfizer	3,073	0.9%
Bonds - Merck	3,048	0.9%
Bonds - Comcast	3,037	0.9%
Bonds - Consolidated Edison	3,035	0.9%
Bonds - MetLife	3,024	0.9%
Bonds - Unilever	3,016	0.9%
Bonds - Lowes	3,005	0.9%
Bonds – Banc One Corp.	2,992	0.9%

2.	State the amounts and percentages of Monarch Life’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Bonds
NAIC-1	$214,392	60.9%
NAIC-2	81,196	23.1%
NAIC-3	1,444	0.4%
NAIC-4	0	0.0%
NAIC-5	0	0.0%
NAIC-6	0	0.0%
Preferred Stocks	0	0.0%

3.

State the amounts and percentages of Monarch Life’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86 - Derivative Instruments), including (I) foreign-currency-denominated investments of $0 supporting insurance liabilities denominated in that same foreign currency of $0 and excluding (II) Canadian investments and currency exposure of $0.

a.	Aggregate foreign investment exposure (excluding Canada) categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1	$13,105	3.7%
Countries rated NAIC-2	0	0.0%
Countries rated NAIC-3 or below	0	0.0%

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2023

Schedule 2 - Investment Risk Interrogatories-continued

(amounts in 000’s)

b. The two largest foreign investment exposures to a single country, categorized by NAIC sovereign rating:
Countries rated NAIC-1:
Country: Germany	$4,243	1.2%
Country: France	2,841	0.8%
Countries rated NAIC-2:	NONE	0.0%
Countries rated NAIC-3 or below: -	NONE	0.0%
c. Aggregate unhedged foreign currency exposure -	NONE	0.0%
d. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating -	NONE	0.0%
e. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating -	NONE	0.0%
f. List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:
NAIC rating 2 - Deutsche Telekom	$2,236	0.6%
NAIC rating 1 - Norsk Hydro	2,049	0.6%
NAIC rating 1 - Siemens	2,007	0.6%
NAIC rating 2 - Vodafone	1,989	0.6%
NAIC rating 2 - Commonwealth Bank of Australia	1,983	0.6%
NAIC rating 2 - France Telecom	1,818	0.5%
NAIC rating 1 – Total Capital	1,022	0.3%

4.

State the amounts and percentages of Monarch Life’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure, including Canadian-currency-denominated investments of $0 supporting Canadian-denominated insurance liabilities of $0.

a. Canadian investments	$14,341	4.1%
b. Unhedged Canadian currency exposure	0	0.0%

5.

State the aggregate amounts and percentages of Monarch Life’s total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days). NONE

6.

State the amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1). Total less than 2.5%.

7.

State the amounts and percentages of the entity’s total admitted assets held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under (I) Securities Exchange Commission (SEC) Rule 144a or (II) SEC Rule 144 without volume restrictions. Total less than 2.5%

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2023

Schedule 2 - Investment Risk Interrogatories-continued

(amounts in 000’s)

8.	State the amounts and percentages of Monarch Life’s total admitted assets held in general partnership interests (included in other equity securities). NONE

9.	With respect to mortgage loans reported in Schedule B in Monarch Life’s Annual Statement, state the amounts and percentages of Monarch Life’s total admitted assets held. NONE

10.

State the amounts and percentages of Monarch Life’s total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A of Monarch Life’s Annual Statement, excluding property occupied by the company. NONE

11.	State the amounts and percentages of Monarch Life’s total admitted assets subject to the following types of agreements. NONE

12.	State the amounts and percentages for warrants not attached to other financial instruments, options, caps and floors. NONE

13.	State the amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps and forwards. NONE

14.	State the amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts. NONE

15.

State the amounts and percentages of the 10 largest investments included in the Write-ins for Invested Assets category included on the Summary Investment Schedule in Monarch Life’s Annual Statement. NONE

16.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine mortgage loans. NONE

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2023

Schedule 3 - Summary Investment Schedule

(amounts in 000’s)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Investment Categories
Long term bonds:
U.S. governments	$9,136	2.7%	$9,136	2.7%
All other governments	2,904	0.8	2,904	0.8
U.S. states, territories and possessions, guaranteed	1,996	0.6	1,996	0.6
U.S. special revenue and special assessment obligations, non-guaranteed	38,867	11.3	38,867	11.3
Industrial and miscellaneous	244,129	71.0	244,129	71.0

Total long term bonds	297,032	86.4	297,032	86.4
Common stocks:
Parent, subsidiaries and affiliates	75	0.0	—	0.0
Cash and cash equivalents:
Cash	957	0.3	957	0.3
Cash equivalents	4,410	1.3	4,410	1.3

Total cash, cash equivalents	5,367	1.6	5,367	1.6
Contract loans	41,384	12.0	41,384	12.0
Other invest assets	—	—	—	—

Total invested assets	$343,858	100.0%	$343,783	100.0%

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2023

Schedule 4 - Supplemental Schedule Of Reinsurance Disclosures

For The Year Ended December 31, 2023

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has Monarch Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes  ☐  No  X

If yes, indicate the number of reinsurance contracts to which such provisions apply:     __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes  ☐  No  ☐  N/A  X

2.

Has Monarch Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes  ☐  No  X

If yes, indicate the number of reinsurance contracts to which such provisions apply:    __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes  ☐  No  ☐  N/A  X

3.

Does Monarch Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2023

Schedule 4 - Supplemental Schedule Of Reinsurance Disclosures-continued

For The Year Ended December 31, 2023

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes  ☐  No X

4.

Has Monarch Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period1	Yes ☐ No X		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No X		Yes ☐ No ☐ N/A X

5.

Has Monarch Life Insurance Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes  ☐  No  ☐  N/A X

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes  ☐  No  ☐  N/A X

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

1

This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.